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                                                                    EXHIBIT 10.8


             MASTER EQUIPMENT LEASE AGREEMENT INTENDED FOR SECURITY
                                AMENDMENT NO. 1

        THIS MASTER EQUIPMENT LEASE AGREEMENT INTENDED FOR SECURITY AMENDMENT NO. 1, dated as of March 29, 1996, (the "Master Equipment Lease Amendment No. 1") is by and between:

        MEDAPHIS CORPORATION, a Delaware corporation with its principal place of business located in Atlanta, Georgia (the "Lessee"); and

        NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Lessor").


                                    RECITALS

        A. The Lessee and Lessor entered into a Master Equipment Lease Agreement Intended for Security dated as of May 31, 1995, (the "Lease").

        B. The Lessee and Lessor desire to amend certain provisions of the Lease as more specifically set forth hereinafter.

        NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

        1. The sixth sentence of SECTION 1 of the Lease is hereby amended to read in its entirety as follows:

                "The total Lessor's Cost of Equipment subject to this Lease shall not exceed $27,000,000.00 (the "Total Commitment"), and no Lease Commencement Date (as defined in paragraph 4 of a Lease Schedule) shall occur after October 31, 1996 (the "Final Commencement Date")."

        2. The seventh sentence of SECTION 1 of the Lease is hereby deleted in its entirety.

        3. The third sentence of SECTION 4 of the Lease is hereby amended to read in its entirety as follows:

                "For each Lease Schedule, the Lease Interest Rate shall be indexed at one and sixty-five one hundredths percent (1.65%) over the interpolated generic 1.7 year U.S. Treasury yield as quoted by the Dow Jones/Telerate Inc. system at the opening of business in Charlotte, North Carolina five (5) business days prior to the Lease Commencement Date for such Lease Schedule."

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        4.  The address of Lessor in SECTION 18 of the Lease is hereby amended to be as follows:

if to Lessor, at:

                        NationsBanc Leasing Corporation of North Carolina NationsBank Plaza, NC1-002-38-20
                        101 South Tryon Street
                        Charlotte, North Carolina 28255
                        Attention: Manager, Corporate Lease Administration
                        Telephone: (704)386-7783
                        Telecopier: (704)386-0892

        5. SECTION 23 of the Lease is hereby amended to read in its entirety as follows:

                "Lessee agrees, whether or not the transaction contemplated hereby is consummated, to pay the reasonable expenses of Lessor, including but not limited to the reasonable fees and expenses of Fennebresque, Clark, Swindell & Hay, Lessor's special counsel, all filing and registration fees and all appraisal costs incurred in connection with the preparation and negotiation of this Lease and the documents related thereto, such expenses not to exceed $45,000.00. In addition, Lessee agrees to pay Lessor's reasonable attorney's fees and expenses with respect to any modification or enforcement of this Lease or any provision thereof."


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IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Master Equipment Lease Amendment No. 1 to be executed in their respective corporate names by their duly authorized officers.

                                       MEDAPHIS CORPORATION

                                       (Lessee)


                                       By: /s/ Caryn Dickerson
                                          ---------------------------------
                                       Name: Caryn Dickerson
                                            -------------------------------
                                       Title: VICE PRESIDENT/TREASURER
                                             ------------------------------

                                       NATIONSBANC LEASING CORPORATION
                                        OF NORTH CAROLINA

                                       (Lessor)

                                       By:  /s/ M. Randall Ross
                                           --------------------------------
                                       Name:      M. Randall Ross
                                            -------------------------------
                                       Title:  SENIOR VICE PRESIDENT
                                              -----------------------------



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